UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2019

VITAMIN SHOPPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34507	11-3664322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Harmon Meadow Blvd.

Secaucus, New Jersey 07094

(Address of Principal Executive Offices, including Zip Code)

(201) 868-5959

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VSI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2019, Vitamin Shoppe, Inc. (the “Company”) promoted Mr. Charles D. Knight to the position of Executive Vice President – Chief Financial Officer of the Company and Vitamin Shoppe Industries Inc. (“VSI”), effective May 20, 2019.

In connection with his promotion, Mr. Knight will be entitled to receive: (1) an annual base salary of $450,000, (ii) a target annual bonus opportunity equal to 50% of Mr. Knight’s eligible earnings in each fiscal year and (iii) subject to the approval of the Compensation Committee of the Board of Directors of the Company, a one-time promotion grant/award of equity comprised of restricted stock having a value of $30,000 as of the grant date and performance stock units having a value of $20,000 as of the grant date. The one-time grant will be subject to terms and conditions of the Vitamin Shoppe 2018 Long-Term Incentive Plan and the related equity award agreements.

The foregoing summary of the terms of Mr. Knight’s employment does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer of Promotion Agreement, dated as of May 20, 2019, by and between Charles D. Knight, VSI and the Company, a copy of which is attached as Exhibit 10.1 hereto and the Offer Letter Agreement, dated as of June 4, 2018, by and between Charles D. Knight, and the Company, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on June 25, 2018.

Item 7.01	Regulation FD Disclosure.

On May 22, 2019, the Company issued a press release announcing the appointment of Mr. Knight as the Company’s Executive Vice President – Chief Financial Officer. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated herein by reference.

NOTE: The information furnished under Item 7.01 (Regulation FD Disclosure) of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Document

10.1	Offer of Promotion Agreement, dated May 20, 2019, by and between Charles D. Knight, VSI and the Company.

99.1	Press Release, dated as of May 22, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAMIN SHOPPE, INC.

Date: May 22, 2019	By:	/s/ David M. Kastin
	Name:	David M. Kastin
	Title:	Senior Vice President, General Counsel and Corporate Secretary